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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    Form 8-K



                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                December 17, 1997
                 Date of Report (Date of earliest event reported)



                          UNIVERSAL INTERNATIONAL, INC.
              (Exact name of registrant as specified in its charter)



MINNESOTA                           0-18823                     41-0776502
(State or other             (Commission File Number)          (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


                         5000 Winnetka Avenue North
                          New Hope, Minnesota  55428
                   (Address of principal executive offices)

                                (612) 533-1169
             (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     In November 1997, Universal International, Inc. (the "Registrant") sold
4.5 million shares of common stock to 99CENTS Only Stores (the "Investor"). This sale represented approximately 48% of the outstanding shares of the Registrant. Because of this investment by the Investor in the Registrant, management believed that it would be efficient and prudent to use the same independent auditors as used by the Investor.

     Accordingly, on December 17, 1997, the Registrant determined that the Registrant's former independent accountants, Coopers & Lybrand L.L.P., would not be retained to handle the audit for the Registrant for the year ending December 31, 1997.

     Other than the inclusion of an explanatory paragraph with respect to substantial doubt about the Registrant's ability to continue as a going concern to the Registrant's consolidated financial statements as of and for the years ended December 31, 1996 and 1995, the reports of Coopers & Lybrand L.L.P., on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Registrant's Chief Executive Officer participated in the discussions pertaining to and approved the decision to terminate the relationship with Coopers & Lybrand L.L.P. as the Registrant's independent public accountants.

     In connection with its audits as of and for the years ended December 31, 1996 and 1995, there have been no disagreements between the Registrant and Coopers & Lybrand L.L.P., on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused it to make reference thereto in its report on the financial statements for the Registrant for such years.

     The Registrant has provided its former independent accountants with a copy of this Form 8-K and has requested them to furnish the Registrant with a letter, addressed to the Commission, regarding their position with respect to the matter discussed herein.

     The Registrant will engage the services of Arthur Andersen LLP in connection with its next audit for the year ending December 31, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Filed herewith are the following exhibits:

Exhibit 16    Letter re: Change in Certifying Accountant dated December 22,
              1997

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     UNIVERSAL INTERNATIONAL, INC.
                                     (Registrant)



Dated: December 23, 1997             By   /s/ Mark H. Ravich
                                     -----------------------------------------
                                     Mark H. Ravich
                                     Its  President


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